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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2001 relating to the financial statements, which appears in the 2000 Annual Report to Shareholders of Pharmacia Corporation which is incorporated by reference in Pharmacia Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.




/s/  PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Florham Park, New Jersey


June 28, 2001


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